UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2012

LUX DIGITAL PICTURES, INC.
(Exact name of registrant as specified in its charter)

Wyoming
(State or other jurisdiction of incorporation)

333-153502	26-2589503
(Commission File Number)	(I.R.S. Employer Identification No.)

347 Chapala Street, Santa Barbara, California	93101
(Address of principal executive offices)	(Zip Code)

(805) 308-9151
(Registrant’s telephone number, including area code)

__________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

☐ Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

TABLE OF CONTENTS

SECTION 1.	REGISTRANT’S BUSINESS AND OPERATIONS	3

Item 1.01	Entry into a Material Definitive Agreement	3

SECTION 9.	FINANCIAL STATEMENTS AND EXHIBITS	3

SIGNATURES		4

SECTION 1.  REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01  Entry into a Material Definitive Agreement.

Effective October 5, 2012, Lux Digital Pictures, Inc., a Wyoming corporation (the “Company”), StreamTrack Media, Inc., a California corporation and wholly owned subsidiary of the Company (“Buyer’s Subsidiary”), and RadioLoyalty, Inc., a California corporation (the “Seller”), entered into an amendment (the “Amendment”) to the asset purchase agreement (the “APA”) entered into by and among the parties, effective August 31, 2012.  The Amendment clarifies and modifies the payment terms for the Company’s purchase of Seller’s assets.  Under the Amendment, the Company will issue the following number of shares of the Company’s common stock (the “Shares”) to Seller at the times indicated, in consideration for the acquisition of Seller’s assets: (1) 180,000,000 Shares on or before October 31, 2012 and (2) within twenty (20) business days after the recording of Amended and Restated Articles of Incorporation by the Company with the Wyoming Secretary of State that effect a reverse split of the Company’s issued and outstanding common stock, issue to Seller a number of Shares such that on the date of the issuance of such Shares (the “Share Issuance Date”), the Seller and its affiliates will own a number of shares of the Company’s common stock equal to the quotient derived by dividing 14,500,000 by the average closing bid price of the Company’s common stock quoted on the public securities trading market on which the Company’s common stock is then traded with the highest daily trading volume (as measured during the preceding 90 days), over the fifteen (15) consecutive trading days immediately following the effective date of the reverse stock split, taking into account all other shares of the Company’s common stock already owned by the Seller and its affiliates on the Share Issuance Date.  A copy of the Amendment is attached to this Report as Exhibit 10.1.

SECTION 9.  FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

Item 9.01  Financial Statements and Exhibits.

(c)           Exhibits.

10.1	First Amendment to Asset Purchase, dated as of October 5, 2012, by and between Lux Digital Pictures, Inc, StreamTrack Media, Inc., and RadioLoyalty, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LUX DIGITAL PICTURES, INC.
(Registrant)

Date: October 11, 2012	By:	/s/ Michael Hill, Chief Executive Officer
Michael Hill, Chief Executive Officer